SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

X Filed by the registrant

___ Filed by a party other than the registrant

__ Preliminary proxy statement

X Definitive proxy statement

___ Definitive additional materials

__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

_______________________________________________________________________

Old Westbury Funds, Inc.

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Payment of filing fee (Check the appropriate box):

X No fee required.

___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

______________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5) Total fee paid:

______________________________________________________________________________

___ Fee paid previously with preliminary materials

______________________________________________________________________________

___Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3) Filing party:

______________________________________________________________________________

(4) Date filed:

______________________________________________________________________________

NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL.

Old Westbury Funds, Inc.

Old Westbury Capital Opportunity Fund

3435 Stelzer Road

Columbus, Ohio 43219

June 18, 2003

Dear Shareholder:

On behalf of the Board of Directors of the Old Westbury Funds, Inc. (the "OW Funds"), and specifically the Old Westbury Capital Opportunity Fund (the "CapOp Fund"), I invite you to a special meeting of shareholders ("Special Meeting") of the CapOp Fund to be held at 11:00a.m., on July 24, 2003 at 3435 Stelzer Road, Columbus, Ohio 43219.

At the Special Meeting, shareholders of the CapOp Fund will be asked to consider and act upon the following proposals:

1. Approval of a sub-advisory contract among OW Funds, Bessemer Investment Management LLC ("BIM" or the "Adviser"), the investment adviser to the CapOp Fund, and Glynn Capital Management LLC ("Glynn Capital") that would allow Glynn Capital to manage a portion of the assets of the CapOp Fund as determined by the Adviser from time-to-time. There will be no change in the Adviser or the overall management fee paid by the CapOp Fund in this regard.

2. Transaction of such other business as may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than Proposal No. 1.

Shareholders of record as of the close of business on June 13, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. THE BOARD OF DIRECTORS OF THE OW FUNDS HAS UNANIMOUSLY APPROVED THE INVESTMENT SUB-ADVISORY CONTRACT, BELIEVING THAT IT IS IN THE BEST INTERESTS OF THE CAPOP FUND AND ITS SHAREHOLDERS, AND ACCORDINGLY RECOMMENDS THAT YOU VOTE TO APPROVE THE SUB-ADVISORY CONTRACT WITH GLYNN CAPITAL.

Please read the enclosed proxy materials carefully and consider the information provided therein. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. Whether or not you expect to attend the meeting, we encourage you to complete, sign, date and mail your proxy ballot promptly. No postage is necessary if you mail it in the accompanying envelope in the United States. If you attend the meeting, you may revoke your proxy ballot and vote your shares in person. If the CapOp Fund does not receive your vote in a few weeks, you may receive a telephone call from BISYS Fund Services, Inc., the administrator of the CapOp Fund, BIM, or their authorized agents requesting your vote. If you have any questions about the proxy materials, or the Sub-Advisory Contract, please call BISYS Fund Services, Inc. at 1-800-607-2200. None of the costs associated with this proxy solicitation will be borne by the CapOp Fund or its shareholders; they will be borne by BIM.

Please vote now to help avoid the cost of additional solicitations. Thank you for participating in this important process.

Very truly yours,

/s/ Walter B. Grimm

Walter B. Grimm

President Old Westbury Funds, Inc.

old westbury capital opportunity fund

3435 stelzer road

columbus, Ohio 43219

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 24, 2003

Notice is hereby given that a special shareholder meeting ("Special Meeting") of the shareholders of the Old Westbury Capital Opportunity Fund (the "CapOp Fund") of Old Westbury Funds, Inc. ("OW Funds") will be held on July 24, 2003 at 11:00 a.m., Eastern time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and any adjournments thereof, to consider and act upon the following proposals:

1. Approval of a sub-advisory contract among OW Funds, Bessemer Investment Management LLC ("BIM" or the "Adviser"), the investment adviser to the CapOp Fund, and Glynn Capital Management LLC ("Glynn Capital") that would allow Glynn Capital to manage a portion of the assets of the CapOp Fund as determined by the Adviser from time-to-time. There will be no change in the Adviser or the overall management fee paid by the CapOp Fund in this regard.

2. Transaction of any other business that may properly comes before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than Proposal No. 1.

Shareholders of record as of the close of business on June 13, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot as soon as possible.

By Order of the Board of Directors,

/s/ Curtis Barnes

Curtis Barnes

Secretary

June 18, 2003

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY BALLOT AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE VOTE NOW TO AVOID THE COST OF ADDITIONAL SOLICITATION

PROXY STATEMENT

June 18, 2003

Old Westbury Funds, Inc.

Old Westbury Capital Opportunity Fund

3435 Stelzer Road

Columbus, Ohio 43219

1-800-607-2200

OVERVIEW

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

This document is a proxy statement (the "Proxy Statement") that is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the "Board") of Old Westbury Funds, Inc. ("OW Funds") in connection with a special meeting of shareholders of the Old Westbury Capital Opportunity Fund (the "CapOp Fund"). The Proxy Statement contains the information that shareholders of the CapOp Fund should consider before voting on the proposal before them relating to the approval of a new sub-advisory contract for the CapOp Fund, and should be retained for future reference. More specifically, the shareholders of the CapOp Fund are being asked to approve a sub-advisory contract with Glynn Capital Management LLC ("Glynn Capital" or the "Sub-Adviser").

It is expected that this Proxy Statement will be mailed to shareholders on or about June 18, 2003.

WHO IS ASKING FOR MY VOTE?

The Board is sending this Proxy Statement and the enclosed Proxy Ballot to you and all other shareholders of CapOp Fund. The Board is soliciting your vote relating to the special meeting of shareholders of the CapOp Fund currently contemplated to be held on July 24, 2003 (the "Special Meeting").

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held to:

1. Vote upon the approval of a sub-advisory contract (the "Sub-Advisory Contract") among OW Funds, Bessemer Investment Management LLC ("BIM" or the "Adviser"), the investment adviser to the CapOp Fund, and Glynn Capital that would allow Glynn Capital to manage a portion of the assets of the CapOp Fund as determined by the Adviser from time-to-time. There will be no change in the Adviser or the overall management fee paid by the CapOp Fund in this regard.
    Transact such other business, as may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of this Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than Proposal No. 1.

If the Proposal regarding the approval of the Sub-Advisory Contract is approved by shareholders, Glynn Capital will become the sub-adviser of a portion of the assets of the CapOp Fund, as determined by the Adviser from time-to-time, in accordance with the terms of the Sub-Advisory Contract.

WHO IS ELIGIBLE TO VOTE?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about June 18, 2003 to all shareholders of record who are eligible to vote. Shareholders who owned shares of the CapOp Fund as of the close of business on June 13, 2003 ("Record Date") are eligible to vote. Each share is entitled to one vote.

The following table sets forth the number of shares of the CapOp Fund issued and outstanding as of the Record Date.

Fund Shares Outstanding

CapOp Fund 44,932,575

To the best of the CapOp Fund's knowledge, as of the Record Date, no person owned beneficially more than 5% of the CapOp Fund. To the best of the CapOp Fund's knowledge, as of the Record Date, the Directors and officers of OW Funds as a group owned less than 1% of the CapOp Fund.

HOW DO I VOTE?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot. In addition to solicitation by mail, certain officers and representatives of the CapOp Fund, officers and employees of the Adviser or its affiliates, or BISYS Fund Services, Inc. ("BISYS"), our administrator, and their respective agents, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the CapOp Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at 3435 Stelzer Road, Columbus, Ohio on July 24, 2003 at 11:00 a.m., Eastern time, and if the Special Meeting is adjourned or postponed, any adjournment or postponement of the Special Meeting will be held at the same location. If you expect to attend the Special Meeting in person, please call BISYS Fund Services, Inc. toll-free at 1-800-607-2200.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the Directors who are not "interested parties" to the Sub-Advisory Contract or interested persons of such parties (hereinafter, "Independent Directors"), at a meeting held on May 19, 2003, unanimously voted to approve the Sub-Advisory Contract based upon the recommendation of the Adviser and consideration of other relevant factors, which are discussed below.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE CAPOP FUND?

Additional information about the CapOp Fund is available in:

the Prospectus for OW Funds;

the Statement of Additional Information, or SAI, for OW Funds; and

OW Fund's Annual Report to shareholders, which contains audited financial statements for the most recent fiscal year, and OW Fund's Semi-Annual Report.

All of these documents are on file with the Securities and Exchange Commission (the "SEC"). Copies of all of these documents are available upon request without charge by writing to or calling:

Old Westbury Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

1-800-607-2200

You also may view or obtain these documents from the SEC:

In Person: At the SEC's Public Reference Room in Washington, D.C.

By Phone: 1-800-SEC-0330

By Mail: Public Reference Section

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

(duplicating fee required)

By Email: publicinfo@sec.gov

By Internet: www.sec.gov

The principal terms of the Sub-Advisory Contract are summarized in the Proxy Statement. Copies of the complete Sub-Advisory Contract are available upon request by calling or writing OW Funds at the number and address listed above.

APPROVAL OF THE SUB-ADVISORY CONTRACT

WHAT IS THE PROPOSAL?

The CapOp Fund and the Adviser wish to retain the services of Glynn Capital as a sub-adviser to the CapOp Fund to manage a portion of the assets of the CapOp Fund as determined by the Adviser from time-to-time (the "Allocated Assets"). In this regard, Glynn Capital will use its historical investment style which focuses on technology and related growth sectors (including medical and healthcare companies). It is anticipated that the Allocated Assets will range between 5% and 15% of the assets of the CapOp Fund; however, this percentage can be altered at the discretion of BIM. Glynn Capital would serve the CapOp Fund under the Sub-Advisory Contract.

WHO IS THE ADVISER?

BIM, whose principal office is located at 630 Fifth Avenue, New York, New York, is a Delaware limited liability company that serves as the investment adviser to the CapOp Fund. BIM is registered with the SEC as an investment adviser under the Investment Adviser Act of 1940 (the "Advisers Act"). BIM is a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer").

BIM is responsible for developing the investment policies and guidelines for the CapOp Fund. BIM assumed investment advisory responsibilities for the CapOp Fund in May 2001. Prior to that time, Bessemer, a wholly-owned subsidiary of The Bessemer Group, Incorporated ("BGI"), served as the investment adviser to the CapOp Fund, as well as all of the other OW Funds. BIM, an indirect wholly-owned subsidiary of BGI, was created to assume the advisory and research responsibilities of Bessemer as required by the Gramm-Leach-Bliley Act. To accomplish this, the advisory and research activities and personnel of Bessemer were transferred to BIM. BIM, through the former personnel of Bessemer, has substantial experience managing mutual funds. As one of the oldest "family offices" in the United States, BGI directly, and indirectly through its various subsidiaries, has provided investment management services to diversified portfolios of U.S. and non-U.S. securities and comprehensive financial and fiduciary services to high net worth individuals and multigenerational family groups since 1907. As of April 30, 2003, BIM and its affiliates provided investment management and other related services for over $3.5 billion in assets. Ms. Yun Jae Chung is the portfolio manager of the OW Capital Opportunity Fund. Ms. Chung joined Bessemer in 1995 and is a Managing Director of Bessemer and BIM.

WHO IS THE PROPOSED SUB-ADVISER?

Glynn Capital, whose office is located at 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, California 94025, is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Advisers Act. Glynn Capital has expertise in managing small and mid cap and growth portfolios for individuals and private investment funds and currently serves as the sub-adviser to the Bessemer Sand Hill Investors Fund II, a registered investment company (the "BSH Fund"), which is advised by BIM and which has a long-term capital appreciation investment objective. Glynn Capital has historically employed an investment style that focuses on companies that are expected to benefit from advances in, or innovative or efficient uses of, technology in areas of strong secular worldwide growth, including the medical and healthcare sectors. As of December 31, 2002, Glynn Capital supervised approximately $214 million of client assets, including a private investment fund sponsored by Bessemer which also has a long term capital appreciation investment objective. Bessemer currently owns a 24.9% limited participation interest in Glynn Capital. It is anticipated that John W. Glynn, Jr. will reacquire such limited participation interest from Bessemer in accordance with the original acquisition agreement on or about June 30, 2003.

Appendix 1 sets forth the name of a registered investment company with investment objectives similar to the CapOp Fund, for which Glynn Capital acts as an investment adviser or sub-adviser, the annual rate of compensation, waivers or reduction of its compensation if any, and the net assets of the investment company as of October 31, 2002.

HOW WILL THE PROPOSAL AFFECT THE MANAGEMENT OF THE FUNDS?

Currently, the CapOp Fund is managed by BIM. If the Sub-Advisory Contract is approved, Glynn Capital would provide the day-to-day management of the Allocated Assets. BIM, together with the Board, would be responsible for overseeing the investment activities of Glynn Capital. The following Glynn Capital investment personnel will be actively involved in the investment activities of Glynn Capital:

John W. Glynn is the founder and President of Glynn Capital. He has been an active investor in public and private companies in the technology and life sciences markets since 1970 and has invested in many companies as a venture capitalist, including Agile Software, Alza, COR Therapeutics, Cypress Semiconductor, Electronic Arts, Intel, Intergraph, Intuit, the Learning Company, Mentor Graphics, Molecular Devices, Neurex Corporation, Storage Technology, Sun Microsystems, and 3Com Corporation. For the last nineteen years, Mr. Glynn has served as an advisory partner to New Enterprise Associates, a major venture capital firm with over $3 billion under management.

He received his undergraduate degree from the University of Notre Dame, a law degree from the University of Virginia School of Law, and an MBA from the Graduate School of Business, Stanford University. Since 1990 he has taught a venture capital course to second-year MBA students at the Darden Graduate School of Business at the University of Virginia and at the Stanford Graduate School of Business. He is a member of the Board of Advisors of the College of Arts and Letters at the University of Notre Dame, the Advisory Board of the Judge Institute of Management, Cambridge University's Business School, and is a Trustee of the University of Virginia School of Law.

Steven J. Rosston's particular areas of expertise at Glynn Capital Management are healthcare, semiconductors, communications, and software, although he has been involved in all aspects of the company's business since he joined Glynn Capital in 1990.

Steve received his undergraduate degree in economics from Harvard University in 1981. He then entered both the business and law schools at Stanford University, and received his MBA and law degrees concurrently in 1986.

While studying at Stanford, he evaluated new business ventures for CooperVision, Inc. and next provided legal and business advice to small businesses while working for Blase, Valentine and Klein. From 1986 to 1990, he served as product manager, marketing manager, and group product manager for ROLM, a telecommunications equipment manufacturer. His responsibilities there included formulating business and product strategies, managing cross-functional development teams, and maximizing product line profitability for three different divisions.

Jacqueline M. Glynn joined Glynn Capital in 1993 and specializes in software and the internet. From 1989 to 1991, she worked as an analyst in the investment banking department of Alex. Brown and Sons Incorporated, where her responsibilities included evaluating and participating in various corporate financings.

She received her bachelor's degree in history from Davidson College in Davidson, North Carolina, in 1989. In 1991 she entered the Darden Graduate of School of Business at the University of Virginia and received an MBA in 1993. While studying she worked as a summer associate at Robertson, Stephens and Company and tracked environmental companies.

Scott J. Jordon graduated from the University of California at Berkeley in 1993 and subsequently worked for Morgan Stanley in mergers and acquisitions groups in New York and Hong Kong. His responsibilities included evaluating strategic acquisitions and financings in a variety of industries, including several in the communications and related fields. In 1996, he joined Tiger Management, a hedge fund that manages investments for a number of large institutions and pension funds.

In 1999, he received his MBA from the Graduate School of Business at Stanford University. He joined Glynn Capital in the same year. While he is involved in all aspects of the company's business, his fields of expertise are communications and data storage. He is also a board member of SMART, a non-profit organization based in San Francisco that provides equal education opportunities for disadvantaged children.

The officers and principal executive officers of Glynn Capital are listed below.

Name and Address	Position at Glynn Capital	Principal Occupation(s)	Percentage of Ownership of Glynn Capital
John W. Glynn, Jr. 3000 Sand Hill Road Building 4, Suite 235 Menlo Park, CA 94025	President, Member	same as position at Glynn Capital	75.1%

Steven John Rosston 3000 Sand Hill Road Building 4, Suite 235 Menlo Park, CA 94025	Vice President	same as position at Glynn Capital

Jacqueline Martin Glynn 3000 Sand Hill Road Building 4, Suite 235 Menlo Park, CA 94025	Vice President	same as position at Glynn Capital

Vivian S.K. Loh Nahmias 3000 Sand Hill Road Building 4, Suite 235 Menlo Park, CA 94025	Chief Financial Officer	same as position at Glynn Capital

WHAT ARE THE KEY TERMS OF THE CURRENT ADVISORY CONTRACT?

The current Advisory Contract requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the CapOp Fund. The Advisory Contract requires the Adviser to provide, subject to the supervision of the Board, investment advice and related services to the CapOp Fund and to furnish advice with respect to the investment of the CapOp Fund's assets and the purchase or sale of its portfolio securities. The Advisory Contract also permits the Adviser to delegate certain management responsibilities to other investment advisers. BIM, as Adviser, will oversee the proposed investment management services of Glynn Capital contemplated under the Sub-Advisory Contract.

The Advisory Contract provides that the Adviser is not subject to liability to the CapOp Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Contract, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Contract. After the initial two year term, the Advisory Contract has continued in effect from year-to-year and such continuance has been specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the CapOp Fund's outstanding shares; provided, that in either event the continuance is also approved by at least a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Contract provides that BIM is paid an advisory fee at an annual rate of 0.70% of the first $100 million of average daily net assets, 0.65% of the next $100 million of average daily net assets and 0.60% of the average daily net assets in excess of $200 million. The Sub-Advisory Contract will not result in a change in the overall management fee for the CapOp Fund. BIM will pay the Sub-Adviser for its services from the fees that it receives under the Advisory Contract. For the fiscal year ended October 31, 2002, the Adviser was compensated $3,283,339 for investment advisory services provided to the CapOp Fund. The Advisory Contract was last approved by the Board, including a majority of the Independent Directors, on May 19, 2003.

WHAT ARE THE TERMS OF THE SUB-ADVISORY CONTRACT?

The Sub-Advisory Contract requires Glynn Capital, subject to the supervision of BIM and the Board, to manage the investment and reinvestment of the Allocated Assets. The Sub-Advisory Contract also requires Glynn Capital to furnish reports to the Adviser and the Board at each regular quarterly meeting and to keep the Board informed of material developments affecting the OW Funds, the Allocated Assets and the Sub-Adviser. In addition, the Sub-Advisory Contract requires Glynn Capital to have appropriate compliance procedures.

The fees payable to Glynn Capital, which will be paid by BIM and not by the CapOp Fund, will not increase the overall management fee of the CapOp Fund. BIM shall pay Glynn Capital, as full compensation for services provided, a sub-advisory fee, computed on the last day of the month and payable monthly at the following annual rates as a percentage of the net asset value of the Allocated Assets on the last day of the month: 0.45% for the first $200 million of net assets and 0.40% for the net assets in excess of $200 million.

The Sub-Advisory Contract provides that Glynn Capital shall not be liable for, or subject to, any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered under such agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Contract.

The Sub-Advisory Contract may be terminated at any time without payment of penalty by the CapOp Fund by a vote of the majority of the Board or by a vote of a majority of the outstanding voting securities of the CapOp Fund, or by the Adviser on the one hand, or the Sub-Adviser on the other hand, on sixty (60) days' written notice to the other party to the Sub-Advisory Contract. The notice requirement may be waived by the party entitled to receipt thereof. The Sub-Advisory Contract will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Sub-Advisory Contract was approved by the Board, including a majority of the Independent Directors on May 19, 2003.

WHO ARE THE INVESTMENT ADVISER, THE DISTRIBUTOR AND THE ADMINISTRATOR TO THE CAPOP FUND?

Service provider	Old Westbury Funds
Investment Adviser	Bessemer Investment Management LLC 630 Fifth Avenue New York, NY 10111
Distributor	BISYS Fund Services Limited Partnership 3435 Stelzer Road Columbus, OH 43219
Administrator	BISYS Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219

During the fiscal year ended October 31, 2002, the CapOp Fund did not pay any commissions to affiliated brokers.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

If shareholders of the CapOp Fund do not approve the Sub-Advisory Contract, the CapOp Fund will continue to be managed by BIM exclusively under the Advisory Contract and the Board will determine what further action, if any, should be taken.

WHAT WERE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

In determining whether or not to approve the Sub-Advisory Contract and to recommend its approval to shareholders, the Board, including the Independent Directors, considered several significant factors, including, but not limited to, the following: (1) the specific investment management expertise of Glynn Capital and its potential benefit to the CapOp Fund; (2) the historical market performance of Glynn Capital in connection with other affiliated registered and private investment companies managed by Glynn Capital in a style similar to that to be employed with respect to the Allocated Assets; (3) the value of adding this investment management expertise to the Allocated Assets; (4) the Adviser's assessment and recommendation of Glynn Capital; (5) the nature and quality of the services to be provided by Glynn Capital; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided; (7) the personnel, operations, financial condition, business focus and investment management capabilities and methodologies of Glynn Capital; (8) the Adviser's prior experience with Glynn Capital serving as a sub-adviser; and (9) the fact that the cost of the Sub-Adviser will be paid by the Adviser and not directly by the CapOp Fund.

In approving the Sub-Advisory Contract, the Board, including the Independent Directors, did not single out any one of the above factors as being controlling or determinative. However, the Board gave particular consideration to the fact that the CapOp Fund currently intended to increase its investments in the technology and related growth sectors and Glynn Capital's experience and reputation in this area. In addition, the Board found significant the Adviser's prior experience with Glynn Capital serving as a sub-adviser to another fund with a similar investment strategy, and believed that Glynn Capital's expertise would similarly benefit the CapOp Fund and its shareholders. The Board also concluded that the fees to be paid to Glynn Capital are reasonable in relation to the services to be rendered, and noted that no additional expenses would be borne by shareholders.

WHAT IS THE RECOMMENDATION OF THE BOARD?

Based upon its assessment of the significant factors described above, the Board determined that retaining Glynn Capital was in the best interests of the CapOp Fund and its shareholders. Accordingly, after consideration of the above factors, the Board, including all of the Independent Directors, unanimously approved the Sub-Advisory Contract and voted to recommend its approval to the shareholders of the CapOp Fund

GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Jennifer Hankins and Curtis Barnes as proxies. If you properly complete your Proxy Ballot, the proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, the proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, your proxies will vote in accordance with their best judgment. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

June 13, 2003 has been chosen as the Record Date. Shareholders of the CapOp Fund at the close of business on the Record Date will be entitled to be present or to give voting instructions at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. One-third of the outstanding shares of the CapOp Fund entitled to vote, present in person or represented by proxy must be present to constitute a quorum. Each share of the CapOp Fund outstanding on the Record Date is entitled to one vote.

If a quorum is not present at the Special Meeting, or if a quorum is present, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such proposal. Approval of the Sub-Advisory Contract by the CapOp Fund requires the lesser of (1) 67% or more of the voting shares of the CapOp Fund present at the meeting, provided that holders of more than 50% of such the CapOp Fund's outstanding shares are present or represented by proxy, or (2) more that 50% of the CapOp Fund's outstanding voting securities.

If a shareholder abstains from voting on Proposal No. 1 or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on Proposal No. 1, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are disregarded in determining the "votes cast" on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposal 1.

As stated above, in addition to the solicitation of proxies by mail or expedited delivery service, BIM or BISYS and their employees and agents and affiliates, who will not be paid for their soliciting activities, may solicit proxies by telephone. Upon request, BIM will reimburse persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The CapOp Fund and its shareholders will not pay any of the costs associated with the preparation of the Proxy Statement or the solicitation of proxies.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the CapOp Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling and superceding any proxy previously given. The persons named as proxies will vote as directed by the shareholder, but in the absence of voting instructions on any proxy that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

The CapOp Fund will not pay any of the expenses incurred in connection with this Notice and Proxy Statement and the Special Meeting of Shareholders. BIM will pay all such expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The CapOp Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

PROXY BALLOT

Old Westbury Funds, Inc.

Special Meeting of Shareholders

July 24, 2003

The undersigned hereby appoints each of Jennifer Hankins and Curtis Barnes, as proxy, with the power to appoint his (or her) substitute, and hereby authorizes him (or her) to represent and to vote, as designated below, all shares of the Old Westbury Capital Opportunity Fund (the "CapOp Fund") held of record by the undersigned on June 13, 2003 or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this card.

This proxy is solicited by the Board of Directors of the Old Westbury Funds, Inc. The Board of Directors recommends a vote FOR the proposal.

Please mark your votes as in this example. X
Proposal	For	Against	Abstain

1. Approval of a sub-advisory contract among OW Funds, Bessemer Investment Management LLC ("BIM" or the "Adviser"), the investment adviser to the CapOp Fund, and Glynn Capital Management LLC ("Glynn Capital") that would allow Glynn Capital to manage a portion of the assets of the CapOp Fund as determined by the Adviser from time-to-time. There will be no change in the Adviser or the overall management fee paid by the CapOp Fund in this regard.

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2. Transaction of such other business, as may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than Proposal No. 1.

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This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposal as marked, or if not marked to vote FOR the Proposal, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card at one in the enclosed envelope.

Signature Date Signature Date

NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

For your convenience, you may vote by returning the Proxy Ballot in the enclosed postage-paid envelope.

ADVISORY FEE RATES FOR FUNDS

WITH SIMILAR INVESTMENT OBJECTIVES ADVISED OR SUB-ADVISED

BY GLYNN CAPITAL

The following table sets forth the name of a registered investment company, with investment objectives similar to the CapOp Fund, for which Glynn Capital acts as a sub-adviser, the annual rate of compensation and the net assets of the investment company as of October 31, 2002.

Fund Name	Annual Compensation	Net Assets

Bessemer Sand Hill Investors Fund II	0.50%*	$50,653,080

*Glynn Capital also is entitled to receive an annual fee from this investment company on the basis of capital appreciation (realized and unrealized) in the investment company each fiscal year.